SUBLEASE AGREEMENT

This Sublease Agreement (the “Agreement”) is made and effective February 1, 2014,

BETWEEN:	CannaSys LLC (the "Sublessee"), a corporation organized and existing under the laws of the, Colorado and licensed to do business in Colorado

AND:	Motocol LLC (the "Sublessor"), a corporation organized and existing under the laws of the Colorado

RECITALS

In consideration of the covenants and agreements hereinafter set forth to be kept and performed by the parties hereto, Sublessor, hereby subleases to Sublessee and Sublessee does hereby take, lease, and hire from Sublessor the Leased Premises hereinafter described for the period, and at the rental, subject to, and upon the terms and conditions hereinafter set forth, as follows:

1.	DESCRIPTION OF PREMISES

a.	Lessee has leased office space consisting of approximately 4816 rentable square feet of office space from BRCP GREENWOOD COPORATE PLAZA, LLC, lessor,

b.	Lessee shall demise to sublessee the 430 rentable square feet of the building, more fully described as office #6 and #8 from the main suite entrance.

2.	TERM OF SUBLEASE

a.
The term of this sublease agreement shall be for an initial period of 7 months, commencing on February 1, 2014 and terminating on August 31, 2014 unless earlier terminated by breach of the terms and conditions of this Sublease Agreement.

b.
Lessor concurs that sublessee may remain in possession of the demised premises for the full term of this sublease agreement, despite any change that may occur in the status of lessee or the lease agreement between lessee and lessor.

3.	ACCEPTANCE OF LEASED PREMISES

Sublessee’s occupancy of the Leased Premises shall be conclusive evidence of Sublessee's acceptance of all improvements constituting the Leased Premises, in good and satisfactory condition and repair. Sublessee shall accept possession and use of the Leased Premises “as is” in their condition existing as of the date hereof with all faults. Sublessee, at Sublessee’s sole cost and expense, shall promptly comply with all applicable laws, ordinances, codes, rules, orders, directions and regulations of governmental authority governing and regulating the use or occupancy of the Leased Premises as may now or hereafter be in effect during the Term hereof and shall if so required make no alterations, additions or changes to the Leased Premises.

4.	HOLDING OVER

Any holding over of the Leased Premises by Sublessee after the expiration of the Term hereof shall only be with the written consent of Sublessor first had and obtained and shall be construed to be a tenancy from month to month at a rental per month, or portion thereof, in an amount equal to the same percentage in the lease between the sublessor and the landlord of the rent due Sublessor for the month immediately preceding such holding over, and shall otherwise be on the same terms, conditions and covenants herein specified.

5.	SUBLEASE TERMINATION AND CONDITION OF PREMISES

Upon the termination of this Sublease for any reason whatsoever, Sublessee shall return possession of the Leased Premises to Sublessor or Sublessor’s authorized agent in a good, clean and safe condition, reasonable wear and tear excepted. On or before, and in any event no later than 10 days following the date Sublessee vacates the Leased Premises and returns possession of same to Sublessor, Sublessee and Sublessor, or authorized agents thereof, shall conduct a joint inspection of the Leased Premises. Sublessee at its cost shall thereafter promptly repair or correct any defects or deficiencies in the condition of the Leased Premises, reasonable wear and tear excepted.

6.	RENT

Sublessee shall pay to lessee as base annual rent for the lease term as follows:

Annual                                           Monthly
Period of the lease term                        Rate                                              Base Rent
2/1/2014 - 8/31/2014                              $-- 0 --                                         $ 1,200.00

7.	PAYMENT OF RENT

Sublessee hereby covenants and agrees to pay rent to Sublessor, without offset or deduction of any kind whatsoever, in the form and at the times as herein specified. All rent shall be paid to Sublessor at the address specified in this Sublease unless and until Sublessee is otherwise notified in writing. Base Minimum Rent payments in the monthly amount set forth above shall be payable monthly, in advance, due on the first (1st) day of each calendar month commencing on the Commencement Date hereof and delinquent if not paid on or before the tenth (10th) day of the month throughout the Term of this Sublease. Rent for any period which is for less than one month shall be a pro rata portion of the monthly installment. The required payments under Article 6 and all other charges payable by Sublessee shall be deemed to be additional rent.

8.	DELINQUENT PAYMENTS

In the event Sublessee shall fail to pay the rent or any installment thereof, or any other fees, costs, taxes or expenses payable under this Sublease within 20 days after the said payment has become due, Sublessee agrees that Sublessor will incur additional costs and expenses in the form of extra collection efforts, administrative time, handling costs, and potential impairment of credit on loans for which this Sublease may be a security. Both parties agree that in such event, Sublessor, in addition to its other remedies shall be entitled to recover a late payment charge against Sublessee equal to [10%] of the amount not paid within said 20 day period. Additionally, any past due amounts under this Sublease shall bear interest at the rate of the lesser of 2% per month or the maximum rate permitted by applicable law. Sublessee further agrees to pay Sublessor any cost incurred by Sublessor in effecting the collection of such past due amount, including but not limited to attorneys' fees and/or collection agency fees. Sublessor shall have the right to require Sublessee to pay monies due in the form of a cashier's check or money order. Nothing herein contained shall limit any other remedy of Sublessor with respect to such payment delinquency.

9.	SECURITY DEPOSIT

On execution of this Sublease, Sublessee shall deposit with Sublessor a sum equal to $0.00 (the “Security Deposit”) in order to provide security for the performance by Sublessee of the provisions of this Sublease. If Sublessee is in default, Sublessor may, but shall not be obligated to use the Security Deposit, or any portion of it, to cure the default or to compensate Sublessor for damage sustained by Sublessor resulting from Sublessee's default. Sublessee shall immediately on demand pay to Sublessor a sum equal to the portion of the Security Deposit expended or applied by Sublessor as provided in this paragraph so as to maintain the Security Deposit in the sum initially deposited with Sublessor. At the expiration or termination of this Sublease, Sublessor shall return the Security Deposit to Sublessee or its successor, less such amounts as are reasonably necessary to remedy Sublessee's defaults, to repair damages the Leased Premises caused by Sublessee or to clean the Leased Premises upon such termination, as soon as practicable thereafter. In the event of the sale or other conveyance of the Leased Premises, the Security Deposit will be transferred to the purchaser or transferee and the Sublessor will be relieved of any liability with reference to such Security Deposit. Sublessor shall not be required to keep the Security Deposit separate from its other funds, and (unless otherwise required by law) Sublessee shall not be entitled to interest on the Security Deposit.

10.	USE OF PREMISES

a.
Permitted Use: The Leased Premises are to be used by Sublessee for the sole purpose of GENERAL AND EXECUTIVE OFFICES and for no other purpose whatsoever. Sublessee shall not use or occupy the Leased Premises or permit the same to be used or occupied for any use, purpose or business other than as provided in this Section a) during the Term of this Sublease or any extension thereof.

b.	Prohibited Activities: During the Term of Sublease or any extension thereof, Sublessee shall not:

i.
Use or permit the Leased Premises to be used for any purpose in violation of any statute, ordinance, rule, order, or regulation of any governmental authority regulating the use or occupancy of the Leased Premises.

ii.	Cause or permit any waste in or on the Leased Premises.

iii.	Use or permit the use of the Leased Premises in any manner that will tend to create a nuisance or tend to adversely affect or injure the reputation of Sublessor or its affiliates.

iv.
Allow any activity to be conducted on the premises or store any material on the Leased Premises which will increase premiums for or violate the terms of any insurance policy(s) maintained by or for the benefit of Sublessor.

v.	Store any explosive, radioactive, dangerous, hazardous or toxic materials in or about the Leased Premises.

vi.	Use or allow the Leased Premises to be used for sleeping quarters, dwelling rooms or for any unlawful purpose.

vii.
Build any fences, walls, barricades or other obstructions; or, install any radio, television, phonograph, antennae, loud speakers, sound amplifiers, or similar devices on the roof, exterior walls or in the windows of the Leased Premises, or make any changes to the interior or exterior of the Leased Premises without Sublessor's prior written consent.

c.
Operational Permits: Sublessee, prior to the Commencement Date, shall obtain and thereafter continuously maintain in full force and effect for the Term of this Sublease or any extension thereof, at no cost or expense to Sublessor, any and all approvals, licenses, or permits required by any lawful authority as of the Commencement Date or imposed thereafter, for the use of Leased Premises, including but not limited to business licenses.

d.
Compliance With Laws: Sublessee shall comply with all federal, state, county, municipal, or other statutes, laws, ordinances, regulations, rules, or orders of any governmental or quasi-governmental entity, body, agency, commission, board, or official applicable to the Leased Premises and Sublessee’s business.

11.	MAINTENANCE AND ALTERATIONS

a.
Maintenance by Sublessee: Sublessee shall, at its sole cost and expense, keep in good and safe condition, order and repair all portions of the Leased Premises and all facilities appurtenant thereto and every part thereof which Sublessor is responsible to maintain or repair as lessee under the Master Lease, including without limitation, all plumbing, heating, air conditioning, ventilating, sprinkler, electrical and lighting facilities, interior walls, interior surfaces of exterior walls, floors, ceilings, windows, doors, entrances, all glass (including plate glass), and skylights located within the Leased Premises, walkways, parking and service areas within or adjacent to the Leased Premises. If the Leased Premises are not so maintained, and such condition continues 72 hours after notice or exists upon expiration or termination hereof, Sublessor may cause such maintenance to be performed at Sublessee's expense and/or may obtain maintenance contracts for the Store and charge the Sublessee for same. Sublessor shall, when and if it deems necessary, make any and all repairs on the Leased Premises, and Sublessee hereby consents to such actions by Sublessor. Sublessor may charge the Sublessee for any of the foregoing repairs, if, in Sublessor’s opinion, such repairs are occasioned by Sublessee's abuse or neglect. Sublessee shall not modify, alter, or add to the Leased Premises without the prior written consent of Sublessor.

b.
Damage; Abatement of Rent: Notwithstanding anything in this Sublease to the contrary, Sublessee at its own cost and expense shall repair and replace as necessary all portions of the Leased Premises damaged by Sublessee, its employees, agents, invitees, customers or visitors. There shall be no abatement of rent or other sums payable by Sublessee prior to or during any repairs by Sublessee or Sublessor hereunder.

c.
Alterations and Liens: Sublessee shall not make or permit any other person to make any structural changes, alterations, or additions to the Leased Premises or to any improvement thereon or facility appurtenant thereto without the prior written consent of Sublessor first had and obtained. Sublessee shall keep the Leased Premises free and clear from any and all liens, claims, and demands for work performed, materials furnished, or operations conducted on the Leased Premises at the instance or request of Sublessee. As a condition to giving its consent to any proposed alterations, Sublessor may require that Sublessee remove any or all of said alterations at the expiration or sooner termination of the Sublease term and restore the Leased Premises to its condition as of the date of Sublessee's occupation of the Leased Premises. Prior to construction or installation of any alterations, Sublessor may require Sublessee to provide Sublessor, at Sublessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such alterations, to insure Sublessor against any Liability for mechanic's and materialmen's liens and to insure completion of the work. Should Sublessee make any alterations without the prior written consent of Sublessor, Sublessee shall remove the same at Sublessee’s expense upon demand by Sublessor.

d.
Inspection by Sublessor: Sublessee shall permit Sublessor or Sublessor’s agents, representatives, designees, or employees to enter the Leased Premises at all reasonable times for the purpose of inspecting the Leased Premises to determine whether Sublessee is complying with the terms of this Sublease and for the purpose of doing other lawful acts that may be necessary to protect Sublessor’s interest in the Leased Premises under this Sublease, or to perform Sublessor’s duties under this Sublease, or to show the Leased Premises to insurance agents, lenders, and other third parties, or as otherwise allowed by law.

e.
Plans and Permits: Any alteration that Sublessee shall desire to make in or about the Leased Premises and which requires the consent of Sublessor shall be presented to Sublessor in written form, with proposed detailed plans and specifications therefor prepared at Sublessee's sole expense. Any consent by Sublessor thereto shall be deemed conditioned upon Sublessee’s acquisition of all permits required to make such alteration from all appropriate governmental agencies, the furnishing of copies thereof to Sublessor prior to commencement of the work, and the compliance by Sublessee with all conditions of said permits in a prompt and expeditious manner, all at Sublessee's sole cost and expense.

f.
Construction Work Done by Sublessee: All construction work required or permitted to be done by Sublessee shall be performed by a licensed contractor in a good and workmanlike manner and shall conform in quality and design with the Leased Premises existing as of the Commencement Date, and shall not diminish the value of the Leased Premises in any way whatsoever. In addition, all such construction work shall be performed in compliance with all applicable statutes, ordinances, regulations, codes and orders of governmental authorities and insurers of the Leased Premises. Sublessee or its agents shall secure all licenses and permits necessary therefor.

g.
Title to Alterations: Unless Sublessor requires the removal thereof, any alterations which may be made on the Leased Premises, shall upon installation or construction thereof on the Leased Premises become the property of Sublessor and shall remain upon and be surrendered with the Leased Premises at the expiration or sooner termination of the term of this Sublease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduits, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Sublessee, regardless of how affixed to the Leased Premises, together with all other alterations that have become a part of the Leased Premises, shall be and become the property of Sublessor upon installation, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Leased Premises at the expiration or sooner termination of this Sublease

12.	INDEMNITY AND INSURANCE

a.
Hold-Harmless Clause: Sublessee agrees to indemnify, defend and hold Sublessor, the property of Sublessor, and the Leased Premises, free and harmless from any and all claims, liability, loss, damage, or expenses incurred by reason of this Sublease or resulting from Sublessee’s occupancy and use of the Leased Premises (other than as a result of the direct gross negligence of Sublessor), specifically including, without limitation, any claim, liability, loss, or damage arising by reason of:

i.
The death or injury of any person or persons, including Sublessee, any person who is an employee or agent of Sublessee, or by reason of the damage to or destruction of any property, including property owned by Sublessee or any person who is an employee or agent of Sublessee, and caused or allegedly caused by either the condition of the Leased Premises, or some act or omission of Sublessee or of some agent, contractor, employee, or invitee of Sublessee on the Leased Premises;

ii.	Any work performed on the Leased Premises or materials furnished to the Leased Premises at the instance or request of Sublessee or any agent or employee of Sublessee; and

iii.
Sublessee's failure to perform any provision of this Sublease or to comply with any requirement of law or any requirement imposed on the use by Sublessee of the Leased Premises by any governmental agency or political subdivision.

iv.	Maintenance of the insurance required under this Article shall not relieve Sublessee of the obligations of indemnification contained in this Section.

b.
Liability Insurance: Sublessee shall, at its own cost and expense, secure and maintain during the term of this Sublease, a comprehensive broad form policy of Combined Single Limit Bodily Injury and Property Damage Insurance issued by a reputable company authorized to conduct insurance business in the State of COLORADO insuring Sublessee against loss or liability caused by or connected with Sublessee’s use and occupancy of the Leased Premises in an amount not less than $1,000,000 per occurrence.

c.
Casualty and Fire Insurance: At all times during the Term hereof, Sublessee shall keep the Leased Premises and personal property thereon insured against loss or damage by fire, windstorm, hail, explosion, damage from vehicles, smoke damage, vandalism, casualty and malicious mischief and such other risks as are customarily included in “all risk” extended insurance coverage, including coverage for business interruption, in an amount equal to not less than $500,000 of the actual replacement value of the Leased Premises and the personal property, fixtures, and other property on the Leased Premises.

d.
Workers' Compensation Insurance: During the term of this Sublease, Sublessee shall comply with all Workers' Compensation laws applicable on the date hereof or enacted thereafter and shall maintain in full force and effect a Workers’ Compensation Insurance policy covering all employees in any way connected with the business conducted by Sublessee pursuant to this Sublease and shall pay all premiums, contributions, taxes and such other costs and expenses as are required to be paid incident to such insurance coverage, all at no cost to Sublessor.

e.
Policy Form: The policies of insurance required to be secured and maintained under this Sublease shall be issued by good, responsible companies, qualified to do business in the State of COLORADO, with a general policy holders’ rating of at least “A”. Executed copies of such policies of insurance or certificates thereof shall be delivered to Sublessor and to the Master Lessor under the Master Lease not later than 30 days prior to the commencement of business operations of Sublessee at the Leased Premises and thereafter, executed copies of renewal policies of insurance or certificates thereof shall be delivered to Sublessor within 30 days prior to the expiration of the term of each such policy. All such policies of insurance shall contain a provision that the insurance company writing such policy(s) shall give Sublessor at least 15 days' written notice in advance of any cancellation or lapse, or the effective date of any reduction in the amounts or other material changes in the provisions of such insurance. All policies of insurance required under this Sublease shall be written as primary coverage and shall list the Master Lessor under the Master Lease and the Sublessor as loss payees and as additional insureds. If Sublessee fails to procure or maintain in force any insurance as required by this Section or to furnish the certified copies or certificates thereof required hereunder, Sublessor may, in addition to all other remedies it may have, procure such insurance and/or certified copies or certificates, and Sublessee shall promptly reimburse Sublessor for all premiums and other costs incurred in connection therewith.

f.
Waiver of Subrogation: Sublessee agrees that in the event of loss or damage due to any of the perils for which it has agreed to provide insurance, Sublessee hereby waives any and all claims that it might otherwise have against Sublessor with respect to any risk insured against to the extent of any proceeds realized from the insurance coverage to compensate for a loss. To the extent permitted by applicable insurance policies without voiding coverage, Sublessee hereby releases and relieves Sublessor, and waives its entire right of recovery against Sublessor for loss or damage arising out of or incident to the perils insured against to the extent of insurance proceeds realized for such loss or damage, which perils occur in, on or about the Leased Premises and regardless of the cause or origin, specifically including the negligence of Sublessor or its agents, employees, contractors and/or invitees. Sublessee shall to the extent such insurance endorsement is available, obtain for the benefit of Sublessor a waiver of any right of subrogation which the insurer of such party might otherwise acquire against Sublessor by virtue of the payment of any loss covered by such insurance and shall give notice to the insurance carrier or carriers that the foregoing waiver of subrogation is contained in this Sublease.

13.	CONDEMNATION AND DESTRUCTION

a.
Total Condemnation: Should, during the Term of this Sublease or any renewal or extension thereof, title and possession of all of the Leased Premises be taken under the power of eminent domain by any public or quasi-public agency or entity, this Sublease shall terminate as of the date actual physical possession of the Leased Premises is taken by the agency or entity exercising the power of eminent domain and both Sublessor and Sublessee shall thereafter be released from all obligations under this Sublease.

b.
Termination Option for Partial Condemnation: Should, during the Term of this Sublease or any renewal or extension thereof, title and possession of substantially all of the floor area of the Leased Premises, and/or substantially all of the parking area of the Leased Premises be taken under the power of eminent domain by any public or quasi-public agency or entity, Sublessor may terminate this Sublease. The option herein reserved shall be exercised by giving written notice on or before 30 days after actual physical possession of the portion subject to the eminent domain power is taken by the agency or entity exercising that power and this Sublease shall terminate as of the date the notice is deemed given.

c.
Partial Condemnation Without Termination: Should Sublessee or Sublessor fail to exercise the termination option described in this Article, or should the portion of the Leased Premises taken under the power of eminent domain be insufficient to give rise to the option therein described, then, in that event:

i.
This Sublease shall terminate as to the portion of the Leased Premises taken by eminent domain as of the day (hereinafter called the “date of taking”), actual physical possession of that portion of the Leased Premises is taken by the agency or entity exercising the power of eminent domain;

ii.
Base Minimum Rent to be paid by Sublessee to Sublessor pursuant to the terms of this Sublease shall, after the date of taking, be reduced by an amount that bears the same ratio to the Base Minimum Rent specified in this Sublease as the square footage of the actual floor area of the Leased Premises taken under the power of eminent domain bears to the total square footage of floor area of the Leased Premises as of the date of this Sublease; and

iii.
Except to the extent the Master Lessor under the Master Lease is so obligated, Sublessee, at Sublessee's own cost and expense shall remodel and reconstruct the building remaining on the portion of the Leased Premises not taken by eminent domain into a single efficient architectural unit in accordance with plans mutually approved by the parties hereto as soon after the date of taking, or before, as can be reasonably done.

d.
Condemnation Award: Should, during the Term of this Sublease or any renewal or extension thereof, title and possession of all or any portion of the Leased Premises be taken under the power of eminent domain by any public or quasi-public agency or entity, the compensation or damages for the taking awarded shall belong to and be the sole property of the Sublessor.

e.	Destruction: (a) In the event the Leased Premises are damaged or destroyed by fire or other casualty so as to render the premise wholly untenable Sublessor, at Sublessor's option, may:

i.	Continue this Sublease in full force and effect by restoring, repairing or rebuilding the Leased Premises at Sublessor's own cost and expense or through insurance coverage; or

ii.
Terminate this Sublease by serving written notice of such termination on Sublessee no later than 60 days following such casualty, in which event this Sublease shall be deemed to have been terminated on the date of such casualty.

iii.
In the event the Leased Premises are damaged or destroyed and Sublessee will not be able to operate any business thereon for 180 consecutive days, Sublessee, at Sublessee's option, may terminate this Sublease by serving written notice of such termination on Sublessor no later than 60 days following such casualty, in which event this Sublease shall be deemed terminated on the date of such casualty; provided, however, that such termination right shall not be applicable unless Sublessor has a similar termination right under the Master Lease.

iv.	Should Sublessor or the Master Lessor under the Master Lease elect to repair and restore the Leased Premises to their former condition following partial or full destruction of the Leased Premises:

1.	Sublessee shall not be entitled to any damages for any loss or inconvenience sustained by Sublessee by reason of the making of such repairs and restoration.

2.
Sublessor and such Master Lessor shall have full right to enter upon and have access to the Leased Premises, or any portion thereof, as may be reasonably necessary to enable such parties promptly and efficiently to carry out the work of repair and restoration.

f.
Damage by Sublessee: Sublessee shall be responsible for and shall pay to Sublessor any and all losses, damages, costs, and expenses, including but not limited to attorney's fees, resulting from any casualty loss caused by the negligence or wilful misconduct of Sublessee or its employees, agents, contractors, or invitees.

14.	SUBLEASING, ASSIGNMENT, DEFAULT AND TERMINATION

a.
Subleasing and Assignment: Sublessee shall not sell, assign, hypothecate, pledge or otherwise transfer this Sublease, or any interest therein, either voluntarily, involuntarily, or by operation of law, and shall not sublet the Leased Premises, or any part thereof, or any right or privilege appurtenant thereto, for any reason whatsoever, or permit the occupancy thereof by any person, persons, or entity through or under it, or grant a security interest in Sublessee's interest in the Leased Premises or this Sublease or any fixtures located on the Leased Premises, without the prior written consent of Sublessor first had and obtained, which may be given or withheld in the Sublessor’s sole and absolute discretion. For the purpose of this Section, any dissolution, merger, consolidation or other reorganization of Sublessee, or any change or changes in the stock ownership of Sublessee, which aggregates [%] or more of the capital stock of Sublessee shall be deemed to be an assignment of this Sublease. Sublessee shall not mortgage, hypothecate or encumber this Sublease. Sublessor's consent to one assignment, subletting, occupancy, or use by any other person, entity or entities shall not relieve Sublessee from any obligation under this Sublease and shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use. Any assignment, pledge, subletting, occupancy or use without Sublessor's written consent shall be void and shall, at the option of the Sublessor, terminate this Sublease.

Should this Sublease be assigned, or should the Leased Premises or any part thereof be sublet or occupied by any person or persons other than the original Sublessee hereunder, Sublessor may collect rent from the assignee, sublessee or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection of rent shall be deemed a consent to such assignment, subletting or occupancy or a waiver of any term of this Sublease, nor shall it be deemed acceptance of the assignee, sublessee or occupant as a tenant, or a release of Sublessee from the full performance by Sublessee of all the terms, provisions, conditions and covenants of this Sublease.

In the event Sublessee wishes to assign this Sublease or sublet or allow the use of the Leased Premises or any part thereof, Sublessee shall give Sublessor not less than 60 days written notice thereof and shall, in such notice, provide the name of the proposed assignee or sublessee, its proposed use of the Leased Premises, its background, such financial and credit information as Sublessor may require to determine the business experience, financial stability and creditworthiness of the proposed assignee or sublessee, and such additional information as Sublessor may request.

b.
Events of Default: Sublessee's failure to timely pay any rent, taxes or other charges required to be paid pursuant to the terms of this Sublease shall constitute a material breach of this Sublease and an event of default if not paid by Sublessee within 10 days of the date such rent, taxes or charges are payable. Events of default under this Sublease shall also include, without limitation, the events hereinafter set forth, each of which shall be deemed a material default of the terms of the Sublease if not fully cured within 5 days of occurrence. Such events shall include:

i.	Sublessee’s failure to perform or observe any term, provisions, convenant, agreement or condition of this Sublease;

ii.	Sublessee breaches this Sublease and abandons the Leased Premises before expiration of the Term of this Sublease;

iii.	Any representation or warranty made by Sublessee in connection with this Sublease between Sublessee and Sublessor proving to have been incorrect in any respect;

iv.
Sublessee's institution of any proceedings under the Bankruptcy Act, as such Act now exists or under any similar act relating to the subject of insolvency or bankruptcy, whether in such proceeding Sublessee seeks to be adjudicated a bankrupt, or to be discharged of its debts or effect a plan of liquidation, composition or reorganization;

v.	The filing against Sublessee of any involuntary proceeding under any such bankruptcy laws;

vi.
Sublessee's becoming insolvent or being adjudicated a bankrupt in any court of competent jurisdiction, or the appointment of a receiver or trustee of Sublessee's property, or Sublessee's making an assignment for the benefit of creditors;

vii.	The issuance of a writ of attachment by any court of competent jurisdiction to be levied on this Lease; or

viii.	Any event which is an event of default under the Master Lease or which would become so with the passage of time or the giving of notice or both.

c.
Sublessor's Remedies for Sublessee's Default: Upon the occurrence of any event of default described in Section 10.02 hereof, Sublessor may, at its option and without any further demand or notice, in addition to any other remedy or right given hereunder or by law, do any of the following:

i.
Sublessor may terminate Sublessee's right to possession of the Leased Premises by giving written notice to Sublessee. If Sublessor gives such written notice, then on the date specified in such notice, this Sublease and Sublessee's right of possession shall terminate. No act by Sublessor other than giving such written notice to Sublessee shall terminate this Sublease. Acts of maintenance, efforts to relet the Leased Premises, or the appointment of a receiver on Sublessor's initiative to protect Sublessor's interest under this Sublease shall not constitute a termination of Sublessee's right to possession. On termination, Sublessor has the right to recover from Sublessee:

1.	The worth at the time of the award of the unpaid rent and other charges that had been earned or owed to Sublessor at the time of termination of this Sublease;

2.
The worth at the time of the award of the amount by which (a) the unpaid rent and other charges that would have been earned or owed to Sublessor after the date of termination of this Sublease until the time of award exceeds (b) the amount of such rental loss that Sublessee proves could have been reasonably avoided;

3.
The worth at the time of the award of the amount by which (a) the unpaid rent and other charges for the balance of the term after the time of award exceeds (b) the amount of such rental loss that Sublessee proves could have been reasonably avoided; and

4.
Any other amount necessary to compensate Sublessor for all the detriment caused by Sublessee's failure to perform its obligations under this Sublease or which in the ordinary course of things would be likely to result therefrom, including without limitation any costs or expenses incurred by Sublessor in recovering possession of the Leased Premises, maintaining or preserving the Leased Premises after such default, preparing the Leased Premises for reletting to a new tenant, or any repairs or alterations to the Leased Premises for such reletting, and all leasing commissions, reasonable attorney's fees, architect's fees and any other costs incurred by Sublessor to relet the Leased Premises or to adapt them to another beneficial use. Sublessee shall also indemnify, defend and hold Sublessor harmless from all claims, demands, actions, liabilities and expenses (including but not limited to reasonable attorney's fees and costs) arising prior to the termination of this Sublease or arising out of Sublessee's use or occupancy of the Leased Premises.

ii.
Sublessor may, in any lawful manner, re-enter and take possession of the Leased Premises without terminating this Sublease or otherwise relieving Sublessee of any obligation hereunder. Sublessor is hereby authorized, but not obligated (except to the extent required by law), to relet the Leased Premises or any part thereof on behalf of the Sublessee, to use the premises for its or its affiliates' account, to incur such expenses as may be reasonably necessary to relet the Leased Premises, and relet the Leased Premises for such term, upon such conditions and at such rental as Sublessor in its sole discretion may determine. Until the Leased Premises are relet by Sublessor, if at all, Sublessee shall pay to Sublessor all amounts required to be paid by Sublessee hereunder. If Sublessor relets the Leased Premises or any portion thereof, such reletting shall not relieve Sublessee of any obligation hereunder, except that Sublessor shall apply the rent or other proceeds actually collected by it as a result of such reletting against any amounts due from Sublessee hereunder to the extent that such rent or other proceeds compensate Sublessor for the non-performance of any obligation of Sublessee hereunder. Such payments by Sublessee shall be due at such times as are provided elsewhere in this Sublease, and Sublessor need not wait until the termination of this Sublease, by expiration of the term hereof or otherwise, to recover them by legal action or in any other manner. Sublessor may execute any lease made pursuant hereto in its own name, and the tenant thereunder shall be under no obligation to see to the application by Sublessor of any rent or other proceeds by Sublessor, nor shall Sublessee have any right to collect any such rent or other proceeds. Sublessor shall not by any re-entry or other act be deemed to have accepted any surrender by Sublessee of the Leased Premises or Sublessee's interest therein, or be deemed to have otherwise terminated this Sublease, or to have relieved Sublessee of any obligation hereunder, unless Sublessor shall have given Sublessee express written notice of Sublessor's election to do so as set forth herein.

iii.
Even though Sublessee has breached this Sublease and may have abandoned or vacated the Leased Premises, this Sublease shall continue in effect for so long as Sublessor does not terminate Sublessee's right to possession, and Sublessor may enforce all its rights and remedies under this Sublease, including the right to recover the rent and other charges as they become due under this Lease.

iv.
In the event any personal property of Sublessee remains at the Leased Premises after Sublessee has vacated, it shall be dealt with in accordance with the statutory procedures provided by applicable law dealing with the disposition of personal property of Sublessee remaining on the Leased Premises after Sublessee has vacated.

v.
Sublessor may exercise any right or remedy reserved to the Master Lessor under the Master Lease (each of which rights and remedies are hereby incorporated herein), and any other remedy or right now or hereafter available to a landlord against a defaulting tenant under applicable law or the equitable powers of its courts, whether or not otherwise specifically reserved herein.

vi.
Sublessor shall be under no obligation to observe or perform any provision, term, covenant, agreement or condition of this Sublease on its part to be observed or performed which accrues after the date of any default by Sublessee hereunder.

vii.
Any legal action by Sublessor to enforce any obligation of Sublessee or in the pursuance of any remedy hereunder shall be deemed timely filed if commenced at any time prior to 2year after the expiration of the term hereof or prior to 5 years after the cause of action accrues, whichever period expires later.

viii.
In any action of unlawful detainer commenced by Sublessor against Sublessee by reason of any default hereunder, the reasonable rental value of the Leased Premises for the period of the unlawful detainer shall be deemed to be the amount of rent and additional charges reserved in this Sublease for such period.

ix.
Sublessee hereby waives any right of redemption or relief from forfeiture under any present or future law, if Sublessee is evicted or Sublessor takes possession of the Leased Premises by reason of any default by Sublessee hereunder.

x.	No delay or omission of Sublessor to exercise any right or remedy shall be construed as a waiver of any such right or remedy or of any default by Sublessee hereunder.

d.
Receiver: Upon the occurrence of any event of default as defined in Article 16 b) hereof or in any action instituted by Sublessor against Sublessee to take possession of the Leased Premises and/or to collect Base Minimum Rent, or any other charge due hereunder, a receiver may be appointed at the request of Sublessor to collect such rents and profits, to conduct the business of Sublessee then being carried on in the Leased Premises and to take possession of any property belonging to Sublessee and used in the conduct of such business and use the same in conducting such business on the Leased Premises without compensation to Sublessee for such use. Neither the application nor the appointment of such receiver shall be construed as an election on the Sublessor’s part to terminate this Sublease unless written notice of such intention is given by Sublessor to Sublessee.

e.
Attorneys' Fees: If as a result of any breach or default in the performance of any of the provisions of this Sublease, Sublessor uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Sublease or evict Sublessee, Sublessee shall reimburse Sublessor upon demand for any and all attorneys' fees and expenses so incurred by Sublessor, including without the limitation appraisers' and expert witness fees; provided that if Sublessee shall be the prevailing party in any legal action brought by Sublessor against Sublessee, Sublessee shall be entitled to recover the fees of its attorneys in such amount as the court may adjudge reasonable. Sublessee shall advance to Sublessor any and all attorneys' fees and expenses to be incurred or incurred by Sublessor in connection with any modifications to this Sublease proposed by Sublessee, any proposed assignment of this Sublease by Sublessee or any proposed subletting of the Leased Premises by Sublessee.

f.
Cumulative Remedies; No Waiver: The specified remedies to which Sublessor may resort under the terms hereof are cumulative and are not intended to be exclusive of any other remedy or means of redress to which Sublessor may be lawfully entitled in case of any breach or threatened breach by Sublessee of any provision hereof. If for any reason Sublessor fails or neglects to take advantage of any of the terms of this Sublease providing for termination or other remedy, any such failure of Sublessor shall not be deemed to be a waiver of any default of any of the provisions, terms, covenants, agreements or conditions of this Sublease. The waiver by Sublessor of any breach of any term, condition or covenant herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, condition or covenant herein contained. None of the provisions, terms, covenants, agreements or conditions hereof can be waived except by the express written consent of Sublessor. Subsequent acceptance of rent hereunder by Sublessor shall not be deemed to be a waiver of any preceding breach by Sublessee of any provision, term, covenant, agreement or condition of this Sublease other than the failure of Sublessee to pay the particular rental accepted, regardless of Sublessor’s knowledge of such preceding breach at the time of acceptance of such rent.

15.	FORCE MAJEURE – UNAVOIDABLE DELAYS

Should the performance of any act required by this Sublease to be performed by either Sublessor or Sublessee be prevented or delayed by reason of an act of God, war, civil commotion, fire, flood, or other like casualty, strike, lockout, labor troubles, inability to secure materials, restrictive governmental laws or regulations, unusually severe weather, or any other cause, except financial inability, not the fault of the party required to perform the act, the time for performance of the act will be extended for a period equivalent to the period of delay and performance of the act during the period of delay will be excused; provided, however, that nothing contained in this section shall excuse the prompt payment of rent or other monies due by Sublessee as required by this Sublease or the performance of any act rendered difficult solely because of the financial condition of the party, Sublessor or Sublessee, required to perform the act.

16.	NOTICES

Except as otherwise expressly provided by law, any and all notices or other communications required or permitted by this Sublease or by law to be served on or given to either party hereto by the other party hereto shall be in writing and shall be deemed duly served and given when personally delivered to the party, Sublessor or Sublessee, to whom it is directed or any managing employee of such party, or, in lieu of such personal service, [NUMBER] hours after deposit in the United States mail, certified or registered mail, with postage prepaid, or when transmitted by telecopy or facsimile addressed to the parties as set forth on the signature page hereof. Either party, Sublessor or Sublessee, may change the addresses herein contained for purposes of this Section by giving written notice of the change to the other party in the manner provided in this Section.

17.	AMENDMENTS

No amendment, change or modification of this Sublease shall be valid and binding unless such is contained in a written instrument executed by the parties hereto and which instrument expresses the specific intention of the parties to amend, change or modify this Sublease.

18.	ACCORD AND SATISFACTION

No payment by Sublessee or receipt by Sublessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent earliest in time, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Sublessor may accept such check or payment without prejudice to Sublessor's right to recover the balance of such rent or pursue any other remedy provided in this Sublease or by law.

19.	NO AGENCY CREATED

Nothing contained in this Sublease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association whatsoever between Sublessor and Sublessee other than sublessor and sublessee.

20.	BROKERAGE COMMISSION

Sublessee represents that neither it nor any of its affiliates has engaged the services of any real estate broker, finder, or any other person or entity in connection with this lease transaction and therefore should Sublessee be found to be in violation of such representation, Sublessee shall indemnify Sublessor against any and all claims for brokerage commissions or finders fees in connection with this transaction, and to indemnify, defend and hold Sublessor free and harmless from all liabilities arising from any such claim, including without limitation, attorneys’ fees in connection therewith.

21.	SOLE AND ONLY AGREEMENT

This instrument constitutes the sole and only agreement between Sublessor and Sublessee respecting the Leased Premises or the leasing of the Leased Premises to Sublessee. Sublessor shall have no obligations to Sublessee, whether express or implied, other than those specifically set forth in this Sublease.

22.	SEVERABILITY AND GOVERNING LAW

This Sublease shall be governed by the laws of the State of COLORADO. Whenever possible each provision of this Sublease shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Sublease shall be prohibited, void, invalid, or unenforceable under applicable law, such provision shall be ineffective to the extent of such prohibition, invalidity, voidability, or enforceability without invalidating the remainder of such, or the remaining provisions of this Sublease.

23.	CONSTRUCTION AND HEADINGS

All references herein in the singular shall be construed to include the plural, and the masculine, and the masculine to include the feminine or neuter gender, where applicable, and where the context shall require. Section headings are for convenience of reference only and shall not be construed as part of this Sublease nor shall they limit or define the meaning of any provision herein. The provisions of this Sublease shall be construed as to their fair meaning, and not strictly for or against Sublessor or Sublessee.

24.	AUTHORITY

Each individual executing this Sublease on behalf of Sublessee and the Sublessee does hereby covenant and warrant that (i) Sublessee is a duly authorized and validly existing entity, (ii) Sublessee has and is qualified to do business in California, (iii) the entity has full right and authority to enter into this Sublease, and (iv) each person executing this Sublease on behalf of the entity was authorized to do so.

25.	SURVIVAL

All obligations of Sublessee under this Sublease, including without limitation the obligations to pay Base Minimum Rent, shall survive the expiration or termination of this Sublease.

26.	WAIVER

Sublessee hereby waives any rights it may have under the provisions of COLORADO LAW, if applicable, and any similar statutes regarding repair of the Leased Premises or termination of this Sublease after destruction of all or any part of the Leased Premises.

27.	RECORDATION

Sublessee shall not record this Sublease or a short form memorandum hereof without the prior written consent of the Sublessor.

28.	TRANSFER OF MASTER LEASE

In the event of any assignment or transfer of the Master Lease by Sublessor to any other party or entity, Sublessor shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Sublease arising out of any act, occurrence or omission occurring after the consummation of such assignment or transfer; and the assignee or such transferee shall be deemed, without any further agreement between parties or their successors in interest or between the parties and any such assignee or transferee, to have assumed and agreed to carry out any and all of the covenants and obligations of the Sublessor under this Sublease. Sublessee hereby agrees to attorn to any such assignee or trustee. Sublessee agrees to execute any and all documents deemed necessary or appropriate by Sublessor to evidence the foregoing.

29.	SUBORDINATION, ATTORNMENT

Without the necessity of any additional document being executed by Sublessee for the purpose of effecting a subordination, this Sublease shall in all respects be subject and subordinate at all times to the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Leased Premises or Sublessor's interest or estate is specified as security. Notwithstanding the foregoing, Sublessor shall have the right to subordinate or cause to be subordinated any lien or encumbrance to this Sublease. In the event that any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Sublessee shall, notwithstanding any subordination, attorn to and become the sublessee of the successor in interest to Sublessor, at the option of such successor in interest. Sublessee covenants and agrees to execute and deliver, upon demand by Sublessor and in the form requested by Sublessor, any additional documents evidencing the priority or subordination of this Sublease.

30.	NO MERGER

The voluntary or other surrender of this Sublease by Sublessee, or a mutual cancellation hereof, shall not work a merger, and shall, at the option of Sublessor, terminate all or any existing subleases or subtenancies or may, at the option of Sublessor, operate as an assignment to Sublessor of any or all such subleases or subtenancies.

31.	RIGHT OF SUBLESSOR TO PERFORM

All terms, covenants and conditions of this Sublease to be performed or observed by Sublessee shall be performed or observed by Sublessee at its sole cost and expense and without any reduction of rent of any nature payable hereunder. If Sublessee shall fail to pay any sum of money, other than rent required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, Sublessor, without waiving or releasing Sublessee from any obligation of Sublessee hereunder, may, but shall not be obligated to, make any such payment or perform any such other term or covenant on Sublessee's part to be performed. All sums so paid by Sublessor and all necessary costs of such performance by Sublessor, together with interest thereon from the date of payment at the rate eighteen percent (18%) or the highest rate permissible by law, whichever is less, shall be paid, and Sublessee covenants to make such payment, to Sublessor on demand, and Sublessor shall have, in addition to any over right or remedy of Sublessor, the same rights and remedies in the event of nonpayment thereof by Sublessee as in the case of failure in the payment of rent hereunder.

32.	SUBLESSOR’S PERSONAL LIABILITY

The liability of Sublessor to Sublessee for any default by Sublessor under the terms of this Sublease shall be limited to the interest of Sublessor in the Leased Premises and Sublessee agrees to look solely to Sublessor's interest in the Leased Premises for the recovery of any judgment from Sublessor, it being intended that Sublessor shall not be personally liable for any judgment or deficiency.

33.	BREACH BY LANDLORD

Sublessor shall not be deemed to be in breach in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within 30 days after written notice by Sublessee to Sublessor specifying wherein Sublessor has failed to perform such obligation; provided, however, that if the nature of Sublessor's obligation is such that more than 10 are required for its performance then Sublessor shall not be deemed to be in breech if it shall commence such performance within such 30 day period and thereafter diligently prosecute the same to completion. In any event, Sublessee must bring an action for breach of this Sublease within 3 year of Sublessor’s breach or be deemed to have waived the breach and not harmed thereby.

34.	SURVIVAL OF INDEMNITIES

The obligations of the indemnifying party under each and every indemnification and hold harmless provision contained in this Sublease shall survive the expiration or earlier termination of this Sublease to and until the last to occur of (a) the last date permitted by law for bringing of any claim or action with respect to which indemnification may be claimed by the indemnified party against the indemnifying party under such provision or (b) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by the indemnifying party and the indemnified party is reimbursed by the indemnifying party for any amounts paid by the indemnified party in compromise thereof or upon a judgment or award thereon and in defense of such action or claim, including attorneys’ fees incurred.

35.	OPTION TO RENEW

Subject to the receipt by lessee of an extension of the original lease agreement for a sufficient duration to include this renewal, at any time before the commencement of the last calendar month of the first term of this sublease agreement, sublessee is granted the option and privilege of extending and renewing the term of this sublease agreement for an additional 2-year period at an annual rental to be agreed on or arbitrated as provided in this sublease agreement.

36.	MEANING OF CONSENT

Whenever an act or provision contained in this Sublease is conditioned upon the consent or approval of Sublessor, this shall be interpreted to mean, unless otherwise specified to the contrary, that the Sublessor has the full unconditional right and sole discretion as to whether or not to give its consent, which may only be given in writing.

37.	QUIET ENJOYMENT

If sublessee performs the terms of this sublease agreement, lessee will warrant and defend sublessee in the enjoyment and peaceful possession of the demised premises during the term of this sublease agreement without any interruption by lessee or lessor or either of them or any person rightfully claiming under either of them.

38.	MASTER LEASE

Notwithstanding anything in this Sublease to the contrary, the rights of Sublessee shall be subject to the terms and conditions contained in the lease (“Master Lease”) between Sublessor and the owner of the Leased Premises (the “Master Lessor''), as it may be amended from time to time. Sublessee shall assume and perform and comply with the obligations of the lessee under the Master Lease to the same extent as if references to the Sublessor therein were references to Sublessee (all of which obligations are hereby incorporated herein), including, without limitation, the payment of any and all costs, expenses, charges, fees, taxes, payments or other monetary obligations (except for minimum rent and percentage rent) for which Sublessor is liable or responsible under the Master Lease, as such costs, expenses, charges, fees, taxes, payment or other monetary obligations come due. Sublessee shall not commit or permit to be committed on the Leased Premises any act or omission which shall violate any term or condition of the Master Lease. Notwithstanding anything in this Sublease to the contrary, the effectiveness of this Sublease shall be conditioned upon Sublessor obtaining the written consent of the Master Lessor (if such consent is required under the Master Lease), in form and substance satisfactory to Sublessor, within ten (10) days of the date hereof. If the Master Lease terminates for any reason, this Sublease shall terminate coincidentally therewith without any liability of Sublessor to Sublessee.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SUBLESSOR                                                                                     SUBLESSE
Motocol LLC                                                                                     CannaSys LLC

Authorized Signature                                                                                     Authorized Signature

Print Name and Title                                                                                     Print Name and Title